UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2006

International Lottery & Totalizator Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-10294	95-3276269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2131 Faraday Avenue, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760.931.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

International Lottery & Totalizator Systems, Inc. ("the Company"), acting through its wholly owned subsidiary, Unisyn Solutions, Inc., entered into a licensing agreement with Election Systems & Software ("ES&S") in May of 2005 for ES&S to manufacture and distribute the InkaVote Plus Precinct Ballot Counter ("PBC") developed by Unisyn Solutions, Inc.

On April 25, 2006, ES&S signed a contract with Los Angeles County to provide 4900 InkaVote PBC units and related software and services for use in Los Angeles County. Initial delivery of the PBC units shall begin no later than July 23, 2006. The Company will receive remuneration according to a profit sharing formula stipulated in the licensing agreement between the Company and ES&S.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Lottery & Totalizator Systems, Inc.

May 1, 2006	By:	/s/ Steven J. Schwickert

Name: Steven J. Schwickert
Title: Acting President

International Lottery & Totalizator Systems, Inc.

May 1, 2006	By:	T. Linh Nguyen

Name: T. Linh Nguyen
Title: Acting Chief Financial Officer